Millenia, Orlando, FL INVESTOR PRESENTATION March 2022 Exhibit 99.1

Table of Contents

IRT Overview OWN AND OPERATE Sunbelt Exposure 70% of NOI 119 Communities 35,498 Units 95.3% Total Portfolio Average Occupancy (2) PORTFOLIO SUMMARY (1) 4Q21 SAME STORE HIGHLIGHTS NOI growth: 15.1% (5) Avg effective rent $1,266, +9.7% Y-o-Y(6) Average occupancy: 95.7% (6) UPSIDE FROM VALUE ADD ~20,000 Unit Value Add Renovation Pipeline Projects to date have generated an 18.4% unlevered return on investment (7) and an avg rental increase of 19.9% IRT EQUITY MARKET CAPITALIZATION OF $5.9 BILLION (4) PA IRT Corporate Offices (3) STRONG GROWTH EXPECTED IN 2022 Targeting 11% same store NOI growth and 21% Core FFO per share growth at the midpoint of our guided range (8) All notations throughout this presentation appear as “End Notes” on pages 43-44.

Source: S&P Global, FactSet. Market data as of 12/31/2021. Note: Represents compound total return, with dividends reinvested. Track Record of Value Creation IRT has a proven track record of outperforming its peers and the broader market 1-Year 3-Year 5-Year Since IPO (1) All notations throughout this presentation appear as “End Notes” on pages 43-44.

Highlighting IRT’s Recent Developments Millenia 700, Orlando, FL

IRT and Steadfast Apartment REIT (STAR) Complete Strategic Merger On December 16, 2021, IRT and STAR merged to form a combined company with an equity market capitalization of approximately $5.6 billion and a total enterprise value of approximately $8.1 billion(1) Creation of a best-in-class platform, with further value add redevelopment opportunities and notable economies of scale in markets where we expect to benefit from strong growth fundamentals Deleveraging: Completed sale of 9 properties previously identified for sale; gross sale proceeds of $403 million from these non-core asset sales, along with proceeds received from July forward equity offering totaling $272 million were used to pay down debt, reducing IRT’s net debt to EBITDA ratio to 7.5x based on impact of full deleveraging some of which occurred in 1Q 2022 Operations & Synergies: Expect $20 million to $23 million in G&A synergies for 2022; on track to deliver at least $8 million of property operating synergies as we implement best practices of both companies Technology: Integrated property and revenue management systems across all former STAR communities People: Combined teams, which included merging HR systems, benefit plans and 401k plans Portfolio Integration Complete All notations throughout this presentation appear as “End Notes” on pages 43-44.

Strong Performance Across Key Operating Metrics Combined Same Store Portfolio (115 Properties / 34,454 Units) All notations throughout this presentation appear as “End Notes” on pages 43-44.

Merger with Steadfast Strengthens Our Competitive Advantage The Landings Of Brentwood, Brentwood, TN

A Compelling Transaction – Joining Together Two High-Quality Portfolios Own & operate over 35,000 units across 119 properties in attractive, non-gateway markets, increasing our size and economies of scale Benefit from positive trends such as above average population and employment growth, as well as new household formation Immediately accretive to Core FFO per share and creates an attractive portfolio to support IRT’s sector leading NOI growth Create a more competitive operating platform through the integration of best practices with annual gross synergies of at least $28 million Establish a pipeline for future redevelopment with the ability to achieve outsized rent growth and generate unlevered ROI of 15-20%

Top 10 Markets Expanded Presence Across High Growth U.S. Sunbelt Region PORTFOLIO SUMMARY Sources: IRT and STAR filings as of 12/31/2021, CoStar, Kinder Institute. Note: STAR excludes three development assets. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX. Geographic Distribution Combined company includes 119 communities across resilient, high growth markets Top 10 Markets Geographic Distribution Expand IRT’s presence in high-growth metros including Atlanta and Dallas / Fort Worth with new exposure to Denver and Nashville The Sunbelt region has exhibited strong fundamentals with favorable population migration trends as people seek a lower cost of living, better tax policy, and growing economic opportunity Represents incremental market exposure Represents new market exposure for IRT (2) (1) Louisville 2,436 (3) All notations throughout this presentation appear as “End Notes” on pages 43-44.

Meaningful and Identifiable Synergies to Drive Growth Portfolio Overlap Creates Operating Synergies Immediate Core FFO/Share Accretion Expected with Additional Earnings Enhancement Potential Significant portfolio overlap and economies of scale expected to generate at least $8 million of annual operating synergies Cost of capital advantages as company continues to grow Long-term interest savings as in-place mortgage debt is refinanced Additional Earnings Growth Opportunities Our high-quality combined portfolio coupled with significant corporate and operating synergies create immediate earnings accretion; additional levers exist to further enhance earnings over the long-term Value Add Renovations Accelerate Growth New opportunities to renovate approximately 12,000 units at STAR communities Expect to generate 15% to 20% ROI on renovations, consistent with IRT’s existing value add program Meaningful Corporate Expense Savings Expect $20 million to $23 million of annual corporate expense savings

Increased Presence in Markets with Strong Fundamentals Combined company’s markets outperform the national average and gateway markets in two key fundamentals for multifamily asset performance, population and employment growth Outsized Population Growth Employment Change Outpaces National Average ‘21 ‘22 E ‘23 E ‘20 vs. ‘19 ‘21 vs. ‘19 ‘22 E vs. ‘19 Source: CoStar 2021 Q4 data release. All notations throughout this presentation appear as “End Notes” on pages 43-44.

Well-Positioned in Affordable, Highly Defensive Middle Market Communities A B C Higher income residents move down in a recession Renters move down to Class B as rent increases outstrip income growth Capture households moving down in a recession Capture seniors who sell homes to fund retirement Capture individuals/families moving up with career progression Lower income residents move up as income grows Sample Resident Demographic: Value driven Middle income category Renters by necessity Residents Require Accommodations That Are: Affordable Well maintained, spacious, comfortable, clean and modern Equipped with state-of-the-art amenities Conveniently located Class B Positioning: Most opportunity to consistently increase rents Less exposure to homeownership Less likely to be impacted from new construction Our multifamily exposure is a natural inflation hedge due to our ability to reset rents annually

Exploring New Investment Opportunities Our Focus: Target assets in core non-gateway markets Prioritize the southeast and broader sunbelt region Create another avenue for accretive capital allocation Why Now: Market for acquisitions is highly competitive Historically low cap rates are currently skewing risk/return dynamics Seeing favorable supply/demand dynamics in the southeast and sunbelt region What To Expect: Deploy capital into higher return opportunities Better risk-adjusted returns Build a pipeline for future acquisitions Our investment efforts provide multiple avenues for accretive capital allocation and value creation IRT is exploring preferred equity investments and joint venture relationships, focused on new multifamily development & offering increased optionality for capital investment Closed Two Joint Ventures Focused on New Multifamily Development in Core Non-Gateway Markets June 2021: Development of a 402-unit community in Richmond, VA September 2021: Development of 3 communities, totaling 504-units in Nashville, TN

Driving Accretive Growth with Multiple Investment Levers Value Add Renovations Acquisitions Preferred Equity Investments and Joint Ventures Renovate existing properties/units where there is the potential for outsized rent growth Expand presence in markets where we see attractive long-term fundamentals Invest in multifamily development by providing capital to third-party developers, while building a pipeline for future acquisitions Identified renovations at ~12,000 former STAR units and ~8,000 IRT units; foresee several years of redevelopment, generating a comparable 20% historical return on interior costs 15-20% Unlevered ROI, unlocking additional NOI compared to unrenovated units Acquire properties in existing core markets that have favorable real estate and economic fundamentals 3-3.75% Cap Rates in our target markets Explore development, specifically in the southeast and broader sunbelt region 15-20% Unlevered IRR, with the option to purchase at attractive cap rates between 5-5.5% Investment Overview Market Opportunity Target Returns

Improved Long-Term Growth Profile through Value Add Program ~12,000 former STAR units and ~8,000 IRT units identified for value add renovations Expect to implement IRT’s value add platform at former STAR units and drive outsized rental growth IRT’s historical projects have generated a 18.4% return on investment across approximately 4,100 units, resulting in over $188 million of incremental value creation (1) Sizeable ~20,000 unit value add pipeline providing over $800 million of incremental shareholder value Value Add Pipeline (2) (4) (3) (5) ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 43-44.

Disposing of Assets at Attractive Cap Rates, While Deleveraging Nashville, TN Kansas City, MO Atlanta, GA Atlanta, GA Indianapolis, IN Louisville, KY Units Total Sale Price $22,000 $27,750 $48,500 $91,000 $31,000 $48,500 $47,500 $30,000 Oklahoma City, OK Oklahoma City, OK 3.8% Property Market Sale Price ($,000’s) Units 228 444 105 220 298 $56,750 $403,000 Completed the disposition of all nine assets previously identified for sale for total gross proceeds of $403 million Represented a blended economic cap rate(1) of 3.8% Proceeds from these non-core asset sales, along with proceeds received from IRT’s July forward equity offering were used to pay down debt of the combined company, reducing IRT’s net debt to EBITDA ratio to 7.5x, based on impact of deleveraging, some of which occurred in 1Q 2022 3.8% Blended Economic Cap Rate(1) Kansas City, MO Sold properties in connection with the merger to reduce leverage All notations throughout this presentation appear as “End Notes” on pages 43-44.

Accelerating Our Efforts in Technology Our Focus Our Goals A More Favorable Resident Experience Higher Revenue and Lower Operating Expenses Greater Profitability and Margin Expansion Improved Sustainability and Social Responsibility More Engaged and Productive Staff Automation & Big Data IRT is investing in technology which will create additional efficiencies and allow our staff to focus on their most important tasks and functions. This includes implementing smart workflows that mirror real world processes, providing customized, prioritized, task-driven dashboards, and replacing human controls with system controls wherever possible. Furthermore, continued consolidation of data within a single data warehouse coupled with machine learning will lead to a reduction of bad debt, increased visibility of emerging market trends, and on-going optimization of operational and marketing spend. Marketing & Leasing IRT is focused on further enhancing its leasing efforts by improving the quality and availability of its online capabilities while eliminating traditional barriers to leasing. SMS texting, virtual tours and an improved online application process have resulted in higher conversions. IRT continues to drive increased traffic and conversions by leveraging advanced analytics, shifting away from traditional ILSs towards robust social and online channels, and integrating personalized, targeted marketing. Operations, Maintenance & Resident Experience IRT is proactively using technology to create operational efficiencies and meet the needs of existing and potential residents. The company has implemented and continues to evaluate more effective ways of automating renovations, purchasing, work orders, and unit inspections in order to facilitate faster execution and increase resident satisfaction. IRT looks to increase the utilization of mobile devices, install smart home technology, and centralize core functions as ways to further optimize processes, reduce operating expenses and support more environmentally-friendly properties.

Focusing on Our ESG Initiatives We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider society. Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com. Diversity and Inclusion Committee formed to ensure a culture of understanding and respect as representation across gender, race, age and sexual orientation are all important factors to our success Sustainability Committee’s efforts protect and create a positive impact on the environment, specifically water conservation, energy management, reduced consumption, waste management Charitable and Philanthropic Initiatives with participation in organizations fighting against poverty and homelessness Our Board’s Guidelines reflect a strong commitment to the strength and success of the Company; Promote Shareholder Engagement Provide a Residence Proud to Call Home, regardless of the environment outside their door with enhanced amenities, a robust maintenance program and resident & community events

Our Path Forward 2022 Outlook, Capitalization, and Leverage Vantage On Hillsborough, Tampa, FL

2022 Full Year EPS and CFFO Guidance (1)(2) CORE FFO ($s in millions) Key Operating Assumptions Guidance Double-digit NOI growth in 2022e, to be supported by average occupancy of 95.7% at the midpoint of our guided range, with an expected increase of 10% in average rental rate Merger synergies and technological efficiencies will help offset inflationary pressures on operating expenses Robust investment pipeline for value add renovations and ground up development poised to fuel future growth All notations throughout this presentation appear as “End Notes” on pages 43-44.

Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same store NOI growth and CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable.  IRT is Delivering Industry Leading Returns Relative to peers in non-gateway and gateway markets, IRT outpaced industry growth over the past few years and momentum is expected to continue into 2022 due to our attractive location in sunbelt markets, as well as our investments in value add renovations and new development initiatives Graph to be linked to excel file Same Store NOI Growth CFFO per Share Growth

Maintain a Simple Capital Structure $8.6bn Common Equity Debt The combined company maintains a simple capital structure consisting of secured and unsecured debt Maintain conservative financial and credit policies and expect to further delever the balance sheet through non-core asset sales, organic NOI growth, value add revenue, etc. Focus on transitioning to a predominantly unsecured capital structure Majority of debt is fixed rate (or hedged), further de-risking the balance sheet Transaction extends weighted average maturity profile to over 6 years, with minimal near-term maturities Total Capitalization (1) Balance Sheet Highlights Debt Maturity Schedule Sources: IRT filings as of 12/31/2021. 90% Fixed / Hedged 10% Floating ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 43-44.

Leverage: Where We Are and Where We Are Going We are focused on continuing to improve the combined company’s leverage profile 7.7x Low-7’s Mid-6’s Deleveraging Post-Merger, through a combination of Our July forward equity raise of $272 million on 16.1 million shares Disposition of 9 properties for total gross sale proceeds of $403 million Progressing Towards Our New Mid-Term Target of Mid-6’s Organic NOI growth from stabilized portfolio consistent with long-term historical growth rates Completion of value add renovations consistent with historical track record A B Net Debt to Adjusted EBITDA Q4 2021 Q4 2022e ~Q4 2023e

Compelling Investment Opportunity With a Path to Long-Term Growth The Residences on McGinnis Ferry Suwanee, GA Leading Multifamily REIT with Benefits of Increased Size and Scale, Focused on the High-Growth U.S. Sunbelt Region Substantial Post-Merger Synergies and Strengthened Operating Platform to Support Sector Leading NOI and Core FFO Per Share Growth Improved Long-Term Growth Profile Supported by a 20,000 Unit Value Add Pipeline, 2 New Development Initiatives and Several New Development Joint Ventures Continuing to Improve Leverage Through Organic Growth and Reinvestment of Excess Cash Flow Bridge Pointe Huntsville, AL Canyon Resort at Great Hills Austin, TX Vesta City Park Charlotte, NC

Appendix & Definitions Canyon Resort at Great Hills, Austin, TX

Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply The national Class B vacancy rate remains resilient to supply and demand shocks with 2022 projected spreads in vacancy rates between Class A & B, with Class B at 4.4% and Class A at 6.5% The majority of new supply remains concentrated in gateway markets, and competes with existing Class A properties for renters by choice compared to renters by necessity in Class B properties Homeownership Data Source: U.S Census Bureau as of Q4 2021. New Completions (Supply) Data Source: CoStar Q4 2021 Data Release. The Favorable Fundamentals of Our Markets Drive Demand for Our Assets Growth in households increases the pool of renters, even more so during periods of reduced homeownership The homeownership rate was 65.5% in Q4 2021 down from an uptick in Q3 2020 to 67.7% and the 69.2% in Q4 2004 (the peak) Homeownership affordability remains challenging for many households, especially first-time buyers. Lack of for-sale housing inventory, and rising mortgage rates continue to make homeownership unattainable or unattractive to many households.

Communities located within 5 min. of major highways Communities located in top school districts Benefiting from suburban sprawl, well-positioned in MSA with growing ancillary job markets Major company presence in Atlanta include: Our Markets | Atlanta (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Atlanta represents 15.7% of IRT’s NOI, portfolio-wide (3) Pointe at Canyon Ridge Sandy Springs, GA Waterstone at Big Creek Alpharetta, GA 2021 2020 2019

16th largest city in the U.S. by population 4 Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 5 Job growth driven by an economic shift away from a manufacturing economy toward a service economy Major employers include: Our Markets | Charlotte (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI 2020 Census Data Fannie Mae Multifamily Metro Outlook 2021 Q3 Charlotte represents 1.7% of IRT’s NOI, portfolio-wide (3) Fountains Southend Charlotte, NC Vesta City Park Charlotte, NC 2021 2020 2019

14th largest city in the U.S. by population 4 Strong accessibility to major highway I-270 Near thriving employment hubs such as Rickenbacker International airport Class B communities insulated from new Class A construction Major employers, and companies with headquarter-presence include: Our Markets | Columbus(1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI 2020 Census Data Columbus represents 6.1% of IRT’s NOI, portfolio-wide (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH 2021 2020 2019

9th largest city in the U.S. by population 4 The Dallas MSA has had the largest population growth within the past 10 years 5 Dallas accounts for nearly 8% of all financial service jobs in the Southwest region. 6 Major employers include: Our Markets | Dallas-Fort Worth (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI 2020 Census Data Freddie Mac Report as of January 2021 Fannie Mae Multifamily Metro Outlook 2021 Q3 Dallas-Fort Worth represents 12.0% of IRT’s NOI, portfolio-wide (3) Avenues at Craig Ranch Dallas, TX Vue at Knoll Trail Dallas, TX 2021 2020 2019

Population growth in the metro area is expected to exceed 5.5% over the next five years4 The MSA had the 10th largest population increases from 2010-20195 Major employers include: Our Markets | Denver (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Fannie Mae Multifamily Metro Outlook 2021 Q3 Freddie Mac Report as of January 2021 Denver represents 8.0% of IRT’s NOI, portfolio-wide (3) Belmar Villas Lakewood, CO Bristol Village Aurora, CO 2021 2020 2019

Job growth is expected to be 2.7% annually through 2025, compared to 1.7% nationally. 4 Houston sits at #2 for the Top ten MSAs by population growth (2010-2019). 5 Major employers include: Our Markets | Houston (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Fannie Mae Multifamily Metro Outlook 2021 Q3 Freddie Mac Report as of January 2021 Houston represents 4.3% of IRT’s NOI, portfolio-wide (3) Villas at Huffmeister Houston, TX Carrington Place Houston, TX 2021 2020 2019

Metro area ranked 1st in 2020 projected rent growth of the top 100 metros by population 1 Major employers include: Our Markets | Huntsville (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Huntsville represents 2.9% of IRT’s NOI, portfolio-wide (3) Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL 2021 2020 2019

15th largest city in the U.S. by population Communities located in top school districts Experienced outsized job growth in health care and retail trade industries Major employers include: Our Markets | Indianapolis (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Indianapolis represents 6.8% of IRT’s NOI, portfolio-wide (3) Bayview Club Apartments Indianapolis, IN Reveal on Cumberland Indianapolis, IN 2021 2020 2019

Located within 5 min. of major highways Benefiting from the proximity to growing industrial footprint Each community is in a top school district in the market Burgeoning tourism hub Major employers include: Our Markets | Louisville (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Louisville represents 3.4% of IRT’s NOI, portfolio-wide (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY 2021 2020 2019

Memphis has all the amenities of a large city with a cost of living more than 20% below the national average. 4 Tennessee is one of the lowest-taxed states per capita in the nation. 4 Major employers include: Our Markets | Memphis (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Greater Memphis Chamber of Commerce Memphis represents 4.1% of IRT’s NOI, portfolio-wide (3) Walnut Hill Memphis, TN Stonebridge Crossing Memphis, TN 2021 2020 2019

Metro area job growth expected to outpace the national rate through 2025 4 Oracle plans to expand in the market. Adding 8,500 jobs and will invest $1.2 billion in the new project. Major employers include: Our Markets | Nashville (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Fannie Mae Multifamily Metro Outlook 2021 Q3 Nashville represents 4.3% of IRT’s NOI, portfolio-wide (3) Landings of Brentwood Brentwood, TN Garrison Station Murfreesboro, TN 2021 2020 2019

The metro’s population grew 0.5% this year, which was above the 0.2% national average 4 Actively executing the redevelopment of its downtown area 4 Located within 5 min. of major highways and retail Major employers include: Our Markets | Oklahoma City (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Fannie Mae Multifamily Metro Outlook 2021 Q3 Oklahoma City represents 4.9% of IRT’s NOI, portfolio-wide (3) Windrush Oklahoma City, OK Augusta Oklahoma City, OK 2021 2020 2019

Established tourism hub Centrally located in FL, easily accessible to drive to and from close markets Job growth is expected to be at 3.4% annually through 2025, compared to 1.7% nationally (4) Major employers include: Our Markets | Orlando (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Fannie Mae Multifamily Metro Outlook 2021 Q3 Orlando represents 0.9% of IRT’s NOI, portfolio-wide (3) Millenia 700 Orlando, FL 2021 2020 2019

Communities located within 5 min. of major throughways Easy access to local retail centers Concentration around Research Triangle Park Many companies have a strong presence in the area, including: Our Markets | Raleigh – Durham (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Raleigh-Durham represents 5.0% of IRT’s NOI, portfolio-wide (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC 2021 2020 2019

$3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown Major employers in the area include: Major companies have committed to a major presence in the market such as: Our Markets | Tampa (1) Footnotes: CoStar 2021 Q4 Data Release New units estimated to be delivered as a percentage of total supply For 2022 Budgeted NOI Tampa represents 3.3% of IRT’s NOI, portfolio-wide (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL 2021 2020 2019

IRT Value Add Summary Project Life to Date as of December 31, 2021 All notations throughout this presentation appear as “End Notes” on pages 43-44.

End Notes Slide 2 For the total portfolio as of December 31, 2021 or for 4Q 2021, as applicable, excluding assets classified as held for sale and new development projects. 4Q 2021 NOI includes pro forma adjustments to show a full quarter of operations for the properties acquired in the STAR Merger. Total combined same store portfolio average occupancy as of February 28, 2022. IRT also has a corporate office in Irvine, CA. As of market close on December 31, 2021. Represents year-over-year change, comparing fourth quarter 2021 IRT same store results to fourth quarter 2020. NOI is a non-GAAP financial measure. See slides 45-47 for definitions and reconciliations. Represents average effective rent and average occupancy for the IRT same store portfolio for the three months ended December 31, 2021.  Return on investment or ROI throughout this presentation is calculated as rent premium per unit per month, multiplied by 12 months, dividend by interior renovation costs or total renovation costs, as applicable.  This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2022 CFFO could vary significantly from the projections presented. Slide 3 IPO date of August 13, 2013.  Slide 5 As of market close on December 15, 2021. Slide 6 Lease-over-lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9-13 months. Slide 9 Portfolio Summary as of December 31, 2021 and NOI for 4Q 2021, excluding four properties held for sale and two new development projects. Includes communities located in Denver, Fort Collins, Colorado Springs and Loveland, CO.  Includes communities located in Louisville and Lexington, KY.  Slide 11 Gateway markets represent an arithmetic mean of New York, Washington DC, San Francisco and Los Angeles. Pro forma IRT weighted averages are based on the 119 properties/ 35,948 units owned by IRT as of February 24, 2022 and excludes two development assets. Slide 15 Calculated as incremental NOI, divided by a 4.0% cap rate, net of capital investment. Incremental NOI of $9.6 million calculated as total costs-to-date of $52.2 million multiplied by ROI of 18.4%. Value add pipeline data is as of December 31, 2021. These projections constitute forward-looking information. See “Forward-Looking Statements”. Illustrative estimated cost / unit ranging from $12,000 to $13,000. Illustrative 18.4% annual ROI based on IRT’s historical returns. Calculated as incremental NOI, divided by 4% cap rate net of capital invested. Slide 16 We define economic cap rate as trailing 12-month NOI, tax adjusted based on sale price, and grown by 3.0% less a 3.0% management fee and actual recurring capex. Our definition of economic cap rate may differ from other REITs.

End Notes (continued) Slide 20 This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2022 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements”. Our guidance is based on the key guidance assumptions detailed. Per share guidance is based on 228.0 million weighted average shares and units outstanding. Depreciation and amortization includes $53.3 million ($0.23 per share) of amortization related to STAR in-place lease intangibles that are a result of GAAP purchase accounting. These intangibles are expected to be amortized over less than one year. Gains on sale of real estate assets include only the four asset sales that occurred in January and February 2022. This guidance, including the underlying assumptions, constitutes forward-looking information. Actual results could vary significantly from the projections presented. See “Forward-Looking Statements”.  Interest expense includes amortization of deferred financing costs but excludes loan premium accretion, net. As a result of purchase accounting, we recorded a $72.1 million loan premium, net, related to STAR debt. This loan premium will be accreted into and reduce GAAP interest expense over the remaining term of the associated debt. However, loan premium accretion will be excluded from CFFO.  Disposition volume guidance represents only the four asset sales that occurred in January and February 2022. Net proceeds from these four assets sales were used to reduce indebtedness. We continue to evaluate our portfolio for capital recycling opportunities so actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions. See “Forward-Looking Statements”. Slide 22 Market data as of December 31, 2021. Slide 42 The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit. Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit. The Collier Park and Bayview Club projects commenced during Q1 2022 and we expect the other future projects to commence in mid-2022. We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases expire until we complete 100% of the property’s units. Includes the Crestmont and Creekside properties that were formerly a part of the value add program but were sold in December 2021.

Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Same-Store Average Occupancy Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs. We updated our definition of CFFO during Q1 2021 to the definition described below. All prior periods have been adjusted to conform to the current CFFO definition. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty losses, abandoned deal costs and debt extinguishment costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

Definitions and Non-GAAP Financial Measure Reconciliations Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. We may also refer to the Same Store Portfolio as the IRT Same Store Portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands). We present net debt because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.

Definitions and Non-GAAP Financial Measure Reconciliations

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words. These forward-looking statements include, without limitation, our expectations with respect to our operating performance and financial results, including our 2022 earnings guidance, timing and amount of future dividends, timing and terms of property acquisitions, dispositions, joint venture investments, developments and redevelopments and other capital expenditures, timing and terms of capital raising and other financing activity, lease pricing, revenue and expense growth, occupancy levels, supply levels, job growth, interest rates and other economic expectations, and anticipated benefits of our recently completed merger (the “STAR Merger”) with Steadfast Apartment REIT, Inc. (“STAR”), including as to the amount of synergies from the STAR Merger. Such forward-looking statements involve risks, uncertainties, estimates and assumptions and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and not within our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Risks and uncertainties that might cause our future actual results and/or future dividends to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: (i) risks related to the impact of COVID-19 and other potential outbreaks of infectious diseases on our financial condition, results of operations, cash flows and the impact of such risks on the financial condition of our residents and their ability to pay rent; (ii) the nature and duration of measures taken by federal, state and local government authorities to combat the spread of disease; (iii) changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit our ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; (iv) uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; (v) increased costs on account of inflation; (vi) inability of tenants to meet their rent and other lease obligations and charge-offs in excess of our allowance for bad debt; (vii) legislative restrictions that may regulate rents or delay or limit collections of past due rents; (viii) risks endemic to real estate and the real estate industry generally; (ix) impairment charges; (x) the effects of natural and other disasters; (xi) delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; (xii) failure to realize the cost savings, synergies and other benefits expected to result from the STAR Merger; (xiii) unexpected costs or delays in integration of the IRT and STAR businesses; (xiv) unknown or unexpected liabilities related to the STAR Merger; (xv) unexpected costs of REIT qualification compliance; (xvi) unexpected changes in our intention or ability to repay certain debt prior to maturity; (xvii) inability to sell certain assets within the time frames or at the pricing levels expected; (xviii) costs and disruptions as the result of a cybersecurity incident or other technology disruption; and (xix) and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2021 and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. In addition, the declaration of dividends on our common stock is subject to the discretion of our Board of Directors and depends upon a broad range of factors, including our results of operations, financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Internal Revenue Code of 1986, as amended, applicable legal requirements and such other factors as our Board of Directors may from time to time deem relevant.